--------------------------------------------------------------------------------

4TH QUARTER &
FULL YEAR RESULTS
[GRAPHIC OMITTED]
FRONTLINE CAPITAL GROUP

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES
--------------------------------------------------------------------------------









Certain matters discussed in these materials are forward-looking statements within the meaning of the federal securities laws. Although we believe that the expectations reflected in such forward-looking statements, including the future operating performance of HQ Global Workplaces, are based upon reasonable assumptions, we can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from our expectations include negative changes in the executive office suites industry, changes in the market valuation or growth rate of comparable companies in the office suites industry, a downturn in general economic conditions, increases in interest rates, a lack of capital availability, competition, reduced demand or decreases in rental rates for executive office suites and other real estate-related risks such as the timely completion of projects under development, our dependence upon our key personnel and the key personnel of our partner companies and other risks detailed in our reports and other filings made with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
[FRONTLINE CAPITAL GROUP LOGO]
                                                                               2

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HQ GLOBAL WORKPLACES
--------------------------------------------------------------------------------



                             FRONTLINE CAPITAL GROUP
                                     UPDATE

                              --------------------

                                  SCOTT RECHLER

                       PRESIDENT & CHIEF EXECUTIVE OFFICER
                             FRONTLINE CAPITAL GROUP






--------------------------------------------------------------------------------
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                                                                               3

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HQ GLOBAL WORKPLACES                                                     SUMMARY
--------------------------------------------------------------------------------

o    WE  HAVE  MADE  SIGNIFICANT   PROGRESS  IN  DELIVERING   FRONTLINE  CAPITAL
     SHAREHOLDERS A DIRECT INTEREST IN HQ AND HAVE SUFFICIENT CASH AVAILABLE TO EXECUTE ON OUR STRATEGY

     -    Non HQ partner companies represent less than 1% of total assets

     -    No further cash commitments to non HQ partner companies

     -    We have over $31 million in cash availability

     -    Operational cash burn rate will be $250K per month by the end of April

     -    No cash expense associated with interest charges

--------------------------------------------------------------------------------
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                                                                               4

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                 DEVELOPMENT OF AN OFFICING SOLUTIONS LEADER
--------------------------------------------------------------------------------

HQ GLOBAL WORKPLACES, THE PRODUCT
OF STRATEGIC ACQUISITIONS AND ORGANIC
GROWTH, HAS GENERATED SIGNIFICANT
SCALE AND OPERATING EFFICIENCIES


YEAR                                                               TOTAL REVENUE
----                                                               -------------

1998              44 CENTERS:
                  o RECKSON EXEC. CNTRS. (8 CENTERS)
                  o INTEROFFICE (36 CENTERS)

                                                                       $49.9M

1999              206 CENTERS:
                  o ORGANIC GROWTH & ACQUISITIONS (61 CENTERS)
                  o ALLIANCE NAT'L (101 CENTERS)

                                                                      $214.4M

2000              462 CENTERS:
                  o HQ FRANCHISES (76 CENTERS)
                  o HQ GLOBAL WORKPLACES (180 CENTERS)

                                                                      $612.3M(1)


--------------------------------------------------------------------------------
[FRONTLINE CAPITAL GROUP LOGO]

(1) 2000 Revenues are pro forma; includes profit from JV minority interest

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HQ GLOBAL WORKPLACES                                                     SUMMARY
--------------------------------------------------------------------------------

o    THE HQ BUSINESS PERFORMED EXCEPTIONALLY WELL IN THE YEAR 2000

     -    Revenue increased 37% over pro forma 2000

     -    EBITDA increased 149% over pro forma 2000

     -    EBITDA margins grew from 10.9% in Q1 '00 to 23.0% in Q4 '00

     -    Merger-related synergies have exceeded our expectations


--------------------------------------------------------------------------------
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                                                                               6

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HQ GLOBAL WORKPLACES
--------------------------------------------------------------------------------


                          HQ GLOBAL BUSINESS OVERVIEW &
                              OPERATING INITIATIVES

                              --------------------

                                   GARY KUSIN

                             CHIEF EXECUTIVE OFFICER
                              HQ GLOBAL WORKPLACES


--------------------------------------------------------------------------------
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                                                                               7

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HQ GLOBAL WORKPLACES                                                  WHO WE ARE
--------------------------------------------------------------------------------
                                                                         SUMMARY

o HQ GLOBAL WORKPLACES IS THE WORLDWIDE MARKET LEADER IN THE OFFICING SOLUTIONS MARKET

     -    Approximately $612M of pro forma revenues for 2000

     -    Approximately $118M of pro forma EBITDA for 2000

o    WE HAVE 462(1) LOCATIONS IN 19 COUNTRIES

o    WE  SERVE  APPROXIMATELY   65,000  CUSTOMERS  WITH  OVER  2,800  DEDICATED,
     PROFESSIONAL EMPLOYEES AND 53,000 WORKSTATIONS

                               *                *
                                 *            *
                                   *        *
                                     *    *
                                       **

     HQ PROVIDES PEOPLE, INFRASTRUCTURE AND TECHNOLOGY TO ENABLE OUR CLIENTS
                TO WORK HOWEVER, WHENEVER AND WHEREVER THEY WANT


--------------------------------------------------------------------------------
(1) Includes HQ Global Franchise Operations
                                                                               8

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HQ GLOBAL WORKPLACES                               HQ MERGER INTEGRATION RESULTS
--------------------------------------------------------------------------------

o    VANTAS WAS MERGED INTO HQ GLOBAL WORKPLACES ON MAY 31, 2000

o    SUCCESSFULLY INTEGRATING THE TWO COMPANIES HAS GENERATED SIGNIFICANT SCALE,
     OPERATING   EFFICIENCIES   AND  HIGHER   MARGINS   FOR  THE   ORGANIZATION,
     SPECIFICALLY:

     - Greater footprint density enabling better yield management and pricing premiums

     -    A  global   footprint   leading  to  greater  sales  to  multinational
          corporations

     - Significant cost reduction across field, regional and corporate overhead

     - Back office cost reductions achieved through scale and pricing discounts

     -    Ability to quickly develop and roll out new and innovative products

o WE EXCEEDED OUR EXPECTATIONS IN TERMS OF REALIZING MERGER-RELATED SYNERGIES IN 2000

     - Combined company revenues and profitability were ahead of plan for the year 2000

     - Introduced best demonstrated practices in terms of service delivery, pricing and utilization


--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                            GLOBAL FOOTPRINT
--------------------------------------------------------------------------------

HQ GLOBAL WORKPLACES IS THE
WORLDWIDE MARKET LEADER IN THE
OFFICING SOLUTIONS MARKET


------------------------            ------------------------------------------
      2000 GLOBAL                                 NUMBER OF CENTERS
       FOOTPRINT                                  - TOP 5 MARKETS -
------------------------            ------------------------------------------
                                                        CENTERS   WORKSTATIONS
CENTERS           462(1)            NEW YORK               35         4,518
WORKSTATIONS   52,779               LOS ANGELES            30         3,573
COUNTRIES          19               CHICAGO                28         3,206
                                    WASHINGTON DC          28         3,388
                                    SAN FRANCISCO          25         2,659

--------------------------------------------------------------------------------
(1) Includes HQ Global Franchise Operations
                                                                              10

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                                 CLIENT LIST
--------------------------------------------------------------------------------

WHILE THE MAJORITY OF OUR CLIENTS
ARE LARGE CORPORATIONS, WE ARE
NOT DEPENDENT ON REVENUES FROM
ANY ONE CORPORATE CLIENT


100%                            TOP 10
 90%                            CORPORATE CLIENTS
 80%           SMEs             ------------------
 70%       -----------          Ariba, Inc.
 60%                            Charles Schwab Corporation
 50%                            Computer Adaptive Technologies, Inc.
 50%          LARGE             Extreme Networks, Inc.
 30%        CORPORATE           Forrester Research, Inc.
 20%         CLIENTS            MicroStrategy, Inc.
 10%                            Siebel Systems, Inc.
  0%       ------------         3Com Corporation
                                Vignette Corporation
         HQ CUSTOMER BASE       Vitria Technology, Inc.


                                REVENUE FROM TOP 10 CORPORATE CLIENTS
                                ACCOUNTS FOR LESS THAN 3% OF 4TH
                                QUARTER REVENUE, WITH NO CLIENT IN
                                EXCESS OF 1% OF 4TH QUARTER REVENUE

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                             CENTER OPENINGS
--------------------------------------------------------------------------------
                                                               2001 DEVELOPMENTS

o WE HAVE COMMITTED TO DEVELOP 19 NEW CENTERS AND/OR CENTER EXPANSIONS, INCLUDING AN AGREEMENT TO MANAGE OUR LARGEST BUSINESS AND CONFERENCE CENTER AT 101 CONSTITUTION AVENUE IN WASHINGTON DC

    -  10 centers in the US, 9 in Europe
    -  Approximately 6,000 new workstations

o   JOINT VENTURE WITH THE OXFORD PROPERTY GROUP (TSE: OXG)

    - We entered into an exclusive agreement to develop business centers in Canada in association with OXG, one of North America's largest commercial real estate firms

o    THROUGH AN AGREEMENT WITH BAA, WE OPENED A LANDMARK CONFERENCE AND BUSINESS
     CENTER  AT  GATWICK  AIRPORT   CONTAINING  18  PRIVATE  MEETING  ROOMS  AND
     ADDITIONAL TOUCHDOWN SPACE

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                               HQ CASE STUDY
--------------------------------------------------------------------------------
                                          BRISTOL MYERS SQUIBB VIDEOCONFERENCING

HOW CAN  A GEOGRAPHICALLY DISPERSED, PROFESSIONAL
AUDIENCE BE EFFECTIVELY AND EFFICIENTLY REACHED?

SITUATION:            Bristol  Myers  Squibb  (BMS) needs to provide high impact
                      pharmaceutical   product  presentations  to  thousands  of
                      extremely busy and geographically dispersed physicians on a regular basis.

COMPLICATION:         How can  Bristol Myers conduct  these  numerous,  critical presentations in an effective and efficient manner?

HQ SOLUTION:          HQ'S VIDEOCONFERENCING-WEB ENABLED LIVE VIDEO BROADCASTS

                      BMS physicians come to HQ centers around the country several times each week to videoconference their one hour presentations. This broadcast is streamed live over the Internet, where doctors from around the world can sit in the privacy of their offices and view the presentation on their own PC. These presentations are also stored in a digital library for later use and/or reference. BMS has contracted for a minimum of 250 of these conferences with HQ.



--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                               HQ CASE STUDY
--------------------------------------------------------------------------------
                                               GATWICK AIRPORT CONFERENCE CENTER

HOW CAN BUSINESS PEOPLE FROM ACROSS EUROPE
QUICKLY AND EASILY MEET FACE TO FACE?

SITUATION:            Business  meetings with participants from various European countries are often held in downtown London, which is a substantial distance from either Gatwick or Heathrow airports.

COMPLICATION:         How can European  travelers easily and efficiently meet in a centralized location without wasting commuting time?


HQ SOLUTION:          HQ'S GATWICK CONFERENCE CENTER

                      HQ and British Airport Authority teamed to build a "land side," 8,000 square foot conference center. The center features 18 meeting rooms, a touchdown area and complete administrative and catering services. The center's location does not require international travelers to clear customs, and meeting participants do not need to be ticketed airline passengers.



--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                           GATWICK AIRPORT CONFERENCE CENTER
--------------------------------------------------------------------------------







                                [GRAPHIC OMITTED]







--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                               HQ CASE STUDY
--------------------------------------------------------------------------------
                                                       CHARLES SCHWAB "HOTELING"

HOW CAN A COMPANY'S EMPLOYEES REDUCE THEIR
COMMUTE TIMES AND INCREASE THEIR QUALITY OF LIFE?

SITUATION:            Schwab  employees  in San  Francisco  were facing  serious productivity and quality of life issues as many were facing total commute times of 4 hours a day.

COMPLICATION:         How could  this  situation  be  reversed,  even as traffic conditions are worsening and employees are moving further away from downtown?

HQ SOLUTION:          HQ'S "HOTEL SCHWAB"

                      HQ and Schwab teamed to build a dedicated telecommuting center outside the city. Schwab employees can work in this center all day, or during rush hours, and drive into the city once traffic has eased. The center is equipped with 42 offices, a team room, meeting room and T-1 connections to Schwab's network. Employees reserve space through HQ's online reservation systems, and rave about the difference the center has made in their quality of life.




--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                             ROLL OUT OF ADDITIONAL SERVICES
--------------------------------------------------------------------------------

WE ARE EXPANDING OUR SERVICES AND
DELIVERY CHANNELS TO MEET THE CHANGING
DEMANDS OF THE MARKETPLACE



                                [GRAPHIC OMITTED]

                                   OFFERINGS
                                  Technologies

                                    DELIVERY
                                    CHANNELS

       [GRAPHIC OMITTED]           CUSTOMERS           [GRAPHIC OMITTED]
                                    Members
                                    -------
Services                           oIn Office
              In                   oVirtual           Virtual/       Products
              Person                                  On-line

                                    Call Center


              Space              [GRAPHIC OMITTED]




--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES
--------------------------------------------------------------------------------







                               HQ GLOBAL BUSINESS
                               FINANCIAL RESULTS

                           _________________________

                               WILLIAM McCALMONT

                           EXECUTIVE VICE PRESIDENT &
                             CHIEF FINANCIAL OFFICER
                              HQ GLOBAL WORKPLACES







--------------------------------------------------------------------------------


[Graphic Omitted] FrontLine                                                   18

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                               TOTAL REVENUE
--------------------------------------------------------------------------------
2000 REVENUE INCREASED 126% OVER THE PRIOR
YEAR; ON A PRO FORMA BASIS 2000 REVENUE
INCREASED 37% OVER THE PRIOR YEAR


                 ACTUAL                                PRO FORMA
  ----------------------------------       --------------------------------
        1999              2000                   1999             2000
--------------------------------------------------------------------------------
                              (MILLIONS OF DOLLARS)


        $214.4            $484.0                 $446.7           $612.3




--------------------------------------------------------------------------------
Note: Includes profit from JV minority interest

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                          SOURCES OF REVENUE
--------------------------------------------------------------------------------
TECHNOLOGY AND BUSINESS SERVICES                         PRO FORMA 2000 REVENUES
REVENUE REPRESENT MORE THAN 35% of TOTAL
REVENUE


                                [GRAPHIC OMITTED]



                                        TECHNOLOGIES
                                             21%


                 WORKSTATIONS
                     62%

                                                  BUSINESS SVCS.
                                                       15%



                                                                   OTHER
                                                                     2%



                                  100%=$612.3M




--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                         GEOGRAPHIC ANALYSIS
--------------------------------------------------------------------------------
HQ IS NOT SIGNIFICANTLY                         REGIONAL DISTRIBUTION OF REVENUE
DEPENDANT ON ANY ONE DOMESTIC
REGION FOR REVENUE

                                 PRO FORMA 2000
                           DOMESTIC REVENUE BY REGION

                                                      PERCENT OF
           REGION                                       REVENUE
           ------                                       -------
           NORTHEAST                                       26%
           WEST                                            22%
           SOUTHEAST                                       20%
           CENTRAL                                         17%
           SOUTHWEST                                       13%
           OTHER                                            2%
                                                         ----
                                                          100% = $555.4M


                                 PRO FORMA 2000
                                 GLOBAL REVENUE

           DOMESTIC                                      90.7%
           INTERNATIONAL                                  9.3%
                                                         ----
                                                          100% = $612.3M
                                   100% = $612.3M


--------------------------------------------------------------------------------
Note:  Includes profit from JV minority interest
                                                                              21

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                               TOTAL REVENUE
--------------------------------------------------------------------------------

SEQUENTIAL COMPOUNDED QUARTERLY PRO FORMA
REVENUE GROWTH FROM Q1'99 TO Q4'00 WAS 8%

                                 Q1            Q2            Q3*           Q4*
                               ------        ------        ------        ------
                                            (MILLIONS OF DOLLARS)
1999                           $ 95.1        $108.5        $118.3        $124.8
2000                           $136.1        $153.5        $160.3        $162.4


--------------------------------------------------------------------------------
Note:  Includes profit from JV minority interest
*Q3'00 and Q4'00 are actual
                                                                              22

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                                        BCOI
--------------------------------------------------------------------------------
2000 BCOI INCREASED 234% OVER THE
PRIOR YEAR; ON A PRO FORMA BASIS 2000
BCOI INCREASED 77% OVER THE PRIOR YEAR


                                          ACTUAL              PRO FORMA
                                          ------              ---------
                                              (MILLIONS OF DOLLARS)
         1999                             $ 45.5               $109.2
         2000                             $152.0               $193.3


--------------------------------------------------------------------------------
Note:  Includes profit from JV minority interest
                                                                              23

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                                        BCOI
--------------------------------------------------------------------------------
SEQUENTIAL COMPOUNDED QUARTERLY
PRO FORMA BCOI GROWTH FROM Q1'99 TO
Q4'00 WAS 12%


                           Q1             Q2             Q3*           Q4*
                         -----          -----          -----          -----
                                        (MILLIONS OF DOLLARS)
1999                     $25.3          $27.0          $26.3          $30.6
2000                     $34.9          $49.2          $53.6          $55.6



--------------------------------------------------------------------------------
Note:  Includes profit from JV minority interest
* Q3'00 and Q4'00 are Actual
                                                                              24

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                                      EBITDA
--------------------------------------------------------------------------------
2000 EBITDA INCREASED 254% OVER THE PRIOR
YEAR; ON A PRO FORMA BASIS 2000 EBITDA
INCREASED 149% OVER THE PRIOR YEAR


                                          ACTUAL       PRO FORMA
                                          ------       ---------
                                          (MILLIONS OF DOLLARS)
               1999                       $ 27.5         $ 47.1
               2000                       $ 97.3         $117.5


--------------------------------------------------------------------------------
Note:  EBITDA excludes Merger and Integration expenses
                                                                              25

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                                      EBITDA
--------------------------------------------------------------------------------
SEQUENTIAL COMPOUNDED QUARTERLY PRO FORMA
EBITDA GROWTH FROM Q1'99 TO Q4'00 WAS 18%


                           Q1           Q2           Q3*          Q4*
                         -----        -----        -----        -----
                                     (MILLIONS OF DOLLARS)
     1999                $11.4        $11.0        $11.6        $13.0
     2000                $14.8        $30.3        $34.9        $37.4


--------------------------------------------------------------------------------
Note:  EBITDA excludes Merger and Integration expenses
* Q3'00 and Q4'00 are Actual
                                                                              26

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                             MARGIN ANALYSIS
--------------------------------------------------------------------------------
EFFICIENCIES AND SCALE                           OVERHEAD & MARGIN AS % OF SALES
APPRECIATED AS A RESULT OF THE
MERGER, HAVE IMPROVED MARGINS
AND REDUCED OVERHEAD


                                       EBITDA MARGIN         OVERHEAD
                                       -------------         --------
           Q1'00*                          10.9%               14.7%
           Q2'00*                          19.8%               12.3%
           Q3'00                           21.8%               11.7%
           Q4'00                           23.0%               11.2%


--------------------------------------------------------------------------------
Note:  Excludes merger and integration costs
* Based on pro forma financial information
                                                                              27

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                           REVENUE PER AVAILABLE WORKSTATION
--------------------------------------------------------------------------------
NEW PRICING STRATEGY AND
ADDITIONAL SERVICE USAGE HAVE
INCREASED PRO FORMA REVENUE PER
AVAILABLE WORKSTATION

                                                   %                         %
                                Q4'99    Q4'00  GROWTH    1999     2000   GROWTH
                                -----    -----  ------    ----     ----   ------
PRO FORMA QUARTERLY REVENUE
   PER AVAILABLE WORKSTATION   $3,138   $3,639   16.0%   $3,039   $3,513   15.6%




--------------------------------------------------------------------------------
Note: Revenue per workstation is calculated
on company owned centers only
                                                                              28

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES
--------------------------------------------------------------------------------


                                     CLOSING

                              --------------------

                                  SCOTT RECHLER

                       PRESIDENT & CHIEF EXECUTIVE OFFICER
                             FRONTLINE CAPITAL GROUP


--------------------------------------------------------------------------------
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                                                                              29

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                                     CLOSING
--------------------------------------------------------------------------------

o SIGNIFICANT PROGRESS MADE IN DELIVERING FRONTLINE CAPITAL SHAREHOLDERS A DIRECT INTEREST IN HQ

o    SUFFICIENT CASH AVAILABILITY TO EXECUTE ON OUR STRATEGY

o    NO FURTHER CASH COMMITMENTS TO NON HQ PARTNER COMPANIES

o    HQ HAS GENERATED SIGNIFICANT SCALE AND OPERATING EFFICIENCIES

o    STRONG CONFIDENCE IN THE HQ BUSINESS AND ITS FUTURE POTENTIAL

--------------------------------------------------------------------------------
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                                                                              30

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES
--------------------------------------------------------------------------------



                                   ----------

                                    ADDENDUM

                                   ----------



--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                           VALUATION METRICS
--------------------------------------------------------------------------------

                             ANALYSIS OF FRONTLINE'S
                                  HQ OWNERSHIP

                                                                     Basic
                                                     HQ Shares(1)  Ownership(1)
                                                     ---------     ---------
FRONTLINE DIRECT OWNERSHIP                           8,156,440       56.5%
CALL OPTION FOR $4.3MM                                 450,636        3.1%
                                                     ---------     ---------
TOTAL FLCG CONTROL                                   8,607,076       59.6%

OTHER (INCLUDES HQ EMPLOYEE SHARES/OPTIONS)          3,567,380       24.7%
A WARRANTS                                           2,260,557       15.7%
                                                     ---------     ---------
TOTAL FOR BASIC COMPUTATION (2)                     14,435,013        100%
                                                    ==========


                             HQ CAPITALIZATION (4)
                                (as of 12/31/00)

        SENIOR DEBT                                             $213M
        MEZZANINE DEBT                                          $125M
        PREFERRED (REDEMPTION VALUE)                            $234M
                                                           ----------
        TOTAL DEBT & PREFERRED                                  $572M

                          FRONTLINE CAPITALIZATION (4)
                                  (as 12/31/00)

        BANK DEBT                                                $25M
        DEBT TO RECKSON (3)                                     $107M
        PREFERRED (REDEMPTION VALUE)                             $42M
                                                            ---------
        TOTAL DEBT                                              $174M

(1) Calculated using Treasury Method @ $36.57/share; total shares outstanding without Treasury Method is 15,267,735

(2) Assumes preferred redeemed upon IPO; excludes potential dilution from B warrants which become exercisable if no qualifiable IPO occurs before 3/1/02

(3) Excludes $43M of debt associated with Reckson Strategic Venture Partners and includes accrued interest.

(4) At HQ, does not consider $23M of cash; at FrontLine, does not consider $7M of cash and $21M realized from sale of Intuit stock

--------------------------------------------------------------------------------
[FRONTLINE CAPITAL GROUP LOGO]
                                                                              32

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                           OPERATING RESULTS
--------------------------------------------------------------------------------

HQ GLOBAL OPERATING RESULTS FOR
4TH QUARTER AND FULL YEAR 2000

(DOLLARS IN 000'S)

                                                                PRO FORMA
                                           4TH QUARTER          12 MONTHS
                                          ENDED 12/31/00      ENDED 12/31/00
                                          --------------      --------------
WORKSTATION REVENUE                          100,468              377,503

TECHNOLOGY REVENUE                            33,635              128,766

BUSINESS SERVICES                             24,030               92,153

OTHER                                          4,268               13,868
                                             -------              -------

TOTAL REVENUE                                162,401              612,290

WORKSTATION EXPENSES                          58,289              224,587

TECHNOLOGY EXPENSES                           12,367               48,974

BUSINESS SERVICES EXPENSES                     6,411               24,290
                                             -------              -------

GROSS PROFIT                                  85,334              314,439

CENTER SG&A                                   29,748              121,111
                                             -------              -------

BUSINESS CENTER OP. INC                       55,586              193,328

EBITDA(1)                                     37,396              117,471

Cash-Adjusted EBITDA(2)                       40,139              128,454


--------------------------------------------------------------------------------
(1) Excludes merger and integration charges of $4.2mm and $29.6mm for the quarter ending 12/31/00 and the twelve months ending 12/31/00, respectively.
(2) Excludes merger and integration costs and GAAP rent adjustment of $2.7mm and $11.0mm for the quarter ending 12/31/00 and the twelve months ending 12/31/00 respectively.

[GRAPHIC OMITTED]
HQ GLOBAL WORKPLACES                                           OPERATING RESULTS
--------------------------------------------------------------------------------
MARGINS BY PRODUCT LINE FOR PRO
FORMA 12 MONTHS ENDING
12/31/00


(DOLLARS IN 000'S)

                                                BUSINESS
                    WORKSTATION    TECHNOLOGY   SERVICES      OTHER      TOTAL
                    -----------    ----------   --------      -----      -----

Revenue               $377,503      $128,766    $ 92,153    $ 13,868   $612,290

Expenses              $224,587      $ 48,974    $ 24,290               $297,851
                      --------      --------    --------    --------

Gross Profit          $152,916      $ 79,792    $ 67,863    $ 13,868   $314,439

GROSS MARGIN              40.5%         62.0%       73.6%         --       51.4%



--------------------------------------------------------------------------------

                                                                              34